CNO Financial Group 1 Third Quarter 2023 Financial and operating results for the period ended September 30, 2023 November 6, 2023 Unless otherwise specified, comparisons in this presentation are between 3Q22 and 3Q23. Exhibit 99.3

CNO Financial Group 2 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on November 6, 2023, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures Effective January 1, 2023, we adopted ASU 2018-12 related to targeted improvements to the accounting for long-duration insurance contracts. Concurrent with the adoption of the new guidance, we updated the method of determining non- operating earnings for our fixed indexed annuities to better identify the volatile non-economic accounting impacts of that line of business. As a result of the adoption of the new guidance and methodology, certain historical amounts have changed. Our quarterly financial supplement – 4Q22 as recast to reflect the new standard is available in the “Investors – Financials – Quarterly Earnings” section of CNO’s website, CNOinc.com. Adoption of New Accounting Standard

CNO Financial Group 3

CNO Financial Group 4 Solid earnings, strong sales growth, reinsurance transaction with Bermuda affiliate approved Quarter in Review Strong Operational Results Disciplined Execution 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.  Operating EPS1 of $0.88, up 31%  3Q23 includes $0.14 favorable impact from significant items  Total NAP up 13%, balanced sales benefiting from growing agent counts and broad product portfolio  Strong recruiting and retention driving producing agent count (“PAC”) growth  Consumer Division up 9%  Worksite Division up 24%  Health claims moderated from 2Q23 experience as expected  VII improvement, third consecutive quarter of new money rate above 6%  Capital & liquidity improved from 2Q23 and remain above target levels  High-quality investment portfolio performing as expected  Returned $57 million to shareholders  Book value per diluted share excluding AOCI1 was $33.75  In October, received licensing and approvals for Bermuda affiliate and reinsurance transaction

CNO Financial Group 5 3Q 4Q FY 1Q 2Q 3Q Y/Y New Annualized Premiums1 Life $45.1 $40.8 $193.1 $57.1 $55.6 $50.0 10.9% Health 42.2 49.9 164.3 39.5 43.1 48.3 14.5% Total Life and Health $87.3 $90.7 $357.4 $96.6 $98.7 $98.3 12.6% Collected Premiums Life $226.4 $229.5 $911.8 $234.6 $236.6 $233.5 3.1% Health 399.0 402.1 1,608.4 404.9 389.3 386.1 -3.2% Total Life and Health $625.4 $631.6 $2,520.2 $639.5 $625.9 $619.6 -0.9% Annuity Collected Premiums $370.0 $431.0 $1,604.6 $370.9 $401.8 $372.2 0.6% Client Assets in BD and Advisory2 $2,453.3 $2,636.7 $2,636.7 $2,610.1 $2,928.1 $2,905.2 18.4% Fee Revenue3 $30.6 $67.3 $169.3 $51.3 $29.4 $27.9 -8.8% 2022 % Change2023 Second consecutive quarter of double-digit Total Life and Health NAP growth Growth Scorecard (dollars in millions) 1 Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. 2 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. 3 Represents fee revenue from the sales of third-party insurance products; fees generated by our broker-dealer and registered investment advisor; fee revenue earned by Optavise (formerly known as DirectPath prior to its name change in April 2022, WBD merged into Optavise effective July 2023).

CNO Financial Group 6 Accelerating gains in PAC driving balanced Life and Health NAP growth Consumer Division Update Strong Operational Results Disciplined Execution  Total Life and Health NAP up 9%  Life NAP up 8%, balanced across field and D2C  Health NAP up 11%, LTC up 48%  Solid Annuity collected premiums, account value up 4%  PAC up 9%, third consecutive quarter of YoY growth  Recruiting up 24%, third consecutive quarter of +20% growth  Client assets in brokerage and advisory up 18%, total accounts up 7%  Strong agent retention and productivity  Achieved ~75% instant decision rate on eligible Simplified Issue Life business moved to automated underwriting  Continued investments to further scale MyHealthPolicy and related technology platform

CNO Financial Group 7 Insurance sales momentum accelerating, sixth consecutive quarter of PAC growth Worksite Division Update  Life and Health NAP up 36%, +20% growth 4 of the last 5 quarters  PAC up 24%, first-year agent counts up 58%  Refreshed accident insurance product performing well  Agent referral program continued to drive growth in PAC and productivity  Gains in agent productivity across all cohorts  Geographic expansion initiative delivering early results  Initiated partnerships with technology driven decision support and clinical advocacy providers Strong Operational Results Disciplined Execution

CNO Financial Group 8 Operating EPS1 excluding significant items up 10%, strong underwriting margins and NII Financial Highlights Earnings ResultsThird Quarter 2023 $101.3$77.9Net operating income1 $84.4$77.9 Net operating income excluding significant items1 $167.3$175.9Net income 114.5115.9 Weighted average shares outstanding (in millions) (dollars in millions, except where noted) 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. $0.67 $0.88 $1.52 $1.46 $1.00 $0.74 Net operating earnings per share1 Net income per share 3Q22 3Q23  3Q23 Operating EPS1 of $0.88, up 31%  3Q23 Operating EPS1 excl. significant items of $0.74, up 10%  Strong insurance product margins driven by supplemental health and life  NII allocated to products benefiting from multiple quarters of +6% NMRs and growing asset base  VII results improved  Significant items (pre-tax): $21.7 million of legal recoveries, net of expenses and increased legal accruals  Solid free cash flow generation  Strong capital position  $40 million of share repurchases  Operating ROE1, as adjusted, of 8.5% Excluding significant items

CNO Financial Group 9 Health claims moderated, strong supplemental health and life margins Insurance Product Margin 3Q22 4Q22 1Q23 2Q23 3Q23 Annuity $60.1 $54.0 $57.3 $57.1 $57.0 Fixed indexed annuities $48.9 $44.5 $46.5 $47.6 $47.2 Fixed interest annuities $8.2 $7.8 $9.1 $8.7 $8.4 Other annuities $3.0 $1.7 $1.7 $0.8 $1.4 Health $123.3 $122.1 $116.5 $108.2 $123.2 Supplemental health $58.5 $58.4 $63.3 $59.9 $62.8 Medicare supplement $38.7 $37.9 $26.1 $32.3 $37.2 Long- term care $26.1 $25.8 $27.1 $16.0 $23.2 Life $55.7 $57.7 $47.4 $57.9 $59.8 Interest sensitive life $17.6 $22.6 $22.8 $24.1 $22.9 Traditional life $38.1 $35.1 $24.6 $33.8 $36.9 Total Margin $239.1 $233.8 $221.2 $223.2 $240.0 3Q 2023 Highlights (dollars in millions) Insurance Product Margin Excluding Significant Items1  Annuity margin  FIA – moderating spreads, partially offset by growth in the block  Other annuities – less favorable mortality from the prior period  Health margin  Supp health – growth in the block and favorable claims experience in 3Q23  Med supp – runoff of legacy block  LTC – favorable claims experience in 3Q22  Life margin  ISL – unfavorable claims experience in 3Q22 and growth in the block  Trad Life – slightly higher non-deferrable advertising expense 1 Excludes $3.2 million unfavorable annuity unlocking, $18.3 million favorable health unlocking and $14.4 million unfavorable life unlocking in 4Q22. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group 10 NII benefiting from strong NMRs, growing asset base and improved VII $27.1 $38.4 $- $50.0 $100.0 $150.0 $200.0 3Q 2022 3Q 2023 Investment Income Not Allocated to Product Lines $- $100.0 $200.0 $300.0 $400.0 3Q 2022 3Q 2023 Total Net Investment Income1 Annuity Health Life Not Allocated $279.9 $- $100.0 $200.0 $300.0 $400.0 3Q 2022 3Q 2023 Investment Income Allocated to Product Lines Annuity Health Life $241.5 Investment Results  Average yield on allocated investments of 4.69% vs. 4.57% in 3Q22  Average net insurance liabilities2 up 2.6% YoY 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-18 of the financial supplement for more information on the components of net investment income. 2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsurance business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities. $229.8 $256.9  New money rate of 6.03%, compared to 6.32% in 2Q23 and 5.36% in 3Q22  Average book value of invested assets up 3.9% YoY; 5th consecutive quarter of book yield increase  Earned yield of 4.55%, compared to 4.41% in 2Q23 and 4.35% in 3Q22  Investment income not allocated to product lines up $11 million  Results improved for a second consecutive quarter  Continued favorable FHLB and FABN results (dollars in millions)

CNO Financial Group 11 Rising earnings power with stable credit trend Portfolio Composition $24 Billion of Invested Assets Highlights (Fair Value as of 9/30/2023) General Approach  Positioned for relatively stable performance across credit cycles  Focus on quality - margin against adverse development  Calibrated allocation to risk asset categories – specific boundaries on the amount of high-risk assets we will own  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  High degree of liquidity: 60% of portfolio in corporate and government bonds  Up-in-quality positioning over past 12 months  “BBB” allocation reduced by 320 bps in the last 12 months  “A” and better allocation increased by 420 bps in the last 12 months  Strong credit risk profile  Capital efficient: 97% rated NAIC 1 or 2  Portfolio average rating A  Significant credit enhancement in structured products including CMBS  Diversified commercial and residential mortgage allocation. No commercial mortgage loan delinquencies  Alternative investments emphasizing consistent cash flows as a source of return IG Corporates, 43.2% Non-Agency RMBS, 6.5% Mortgage Loans, 7.4% HY Corporates, 2.0% CMBS, 9.7% Municipals, 9.5% ABS, 5.8% Govts/Agency, 3.6% CLO, 4.4% Equities, 0.4% Other, 2.3% Alternatives, 2.3% Policy Loans, 0.5% Cash, 2.4%

CNO Financial Group 12 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1  Target leverage of 25 - 28%  Debt covenant ceiling of 35%  $355 million in debt capacity to top of target leverage range  Target consolidated RBC ratio of approximately 375%  RBC variability expected in periods of market volatility Holding Company Liquidity  Target minimum holding company liquidity of $150 million  Liquidity backstopped by $250 million undrawn revolver  No outstanding debt maturities until 2025 386% 384% 380% 386% 392% 2021 2022 1Q 2023 2Q 2023 3Q 2023 $249 $167 $158 $176 $171 2021 2022 1Q 2023 2Q 2023 3Q 2023 25.6% 23.4% 23.6% 23.4% 22.9% 2021 2022 1Q 2023 2Q 2023 3Q 2023 Capital and liquidity remain above target levels Capital and Liquidity Overview (dollars in millions)

CNO Financial Group 13 2023 Outlook1 1Excluding significant items. Earnings Free Cash Flow / Excess Capital  EPS range of $2.70 – $2.80  19.2 – 19.4% expense ratio  ~23% effective tax rate  375% consolidated RBC ratio target  Target leverage of 25.0% – 28.0%  $330 – $350 million of excess cash flow to holdco after inception of the reinsurance treaty with Bermuda affiliate

CNO Financial Group 14 Investment Highlights Sustainable growth initiatives in place Favorable demographic tailwinds Exclusive focus on underserved middle market Diverse and integrated "last mile" virtual & in-person model Strong balance sheet and solid free cash flow generation

CNO Financial Group 15 Questions and Answers

CNO Financial Group 16  Agent pilots, technology- driven customer experience enhancements  Hybrid distribution  Worksite B2B marketing, lead generation  Share repurchases: $40 million in 3Q23  Dividends: $17 million in 3Q23  Highly selective M&A  CNO Ventures; strategic minority investments largely in InsurTech  LTC reinsurance (2018), Web Benefits Design (2019), DirectPath (2021) Opportunistic transactions Return capital to shareholders Organic investments to sustain and grow the core businesses Disciplined and opportunistic approach to maximize shareholder value Excess Capital Allocation Strategy

CNO Financial Group 17 Cash Flow Profile 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. (dollars in millions) 3Q22 3Q23 3Q22 3Q23 Net Operating Income1 77.9$ 101.3$ 380.6$ 305.1$ Holding Company Cash Flows: Net Dividends (Contributions) from/to Subsidiaries 11.0$ (16.8)$ 123.0$ 120.8$ Management Fees 27.5 28.4 119.7 122.5 Surplus Debenture Interest 20.1 31.6 56.5 78.7 Earnings on Corporate Investments 2.9 3.6 8.2 14.4 Other 18.7 16.8 12.8 1.8 Holding Company Sources of Cash2 80.2 63.6 320.2 338.2 Holding Company Expenses and Other (15.9) (13.5) (72.7) (76.3) Tax Payments - (16.1) (21.7) (46.0) Intercompany Tax Receipts (Payments) (14.7) 19.5 (34.7) 14.9 Interest Payments (2.1) (2.1) (60.8) (60.8) Excess Cash Flow to Holding Company2 47.5 51.4 130.3 170.0 Share Repurchases (10.0) (40.1) (270.0) (94.3) Dividend Payments to Stockholders (16.1) (16.9) (64.4) (67.5) Net Change in Holding Company Cash and Investments 21.4 (5.6) (204.1) 8.2 Cash and Investments, Beginning of Period 140.9 176.1 366.4 162.3 Cash and Investments, End of Period 162.3$ 170.5$ 162.3$ 170.5$ Trailing Twelve MonthsFor the Quarter

CNO Financial Group 18 Appendix 1: Quarter in Review Strong Operational Performance  Broker-Dealer/Registered Investment Advisor Slide 19  Exclusive Agent Counts Slide 20 Building on Strong Track Record of Execution  New Money Rate Walk Slide 21  New Money Summary Slide 22  Commercial Mortgage Loans Slide 23  Commercial Mortgage-Backed Securities Slide 24  Long-Term Care Insurance Slide 25  Tax Asset Summary Slide 26

CNO Financial Group 19 Account values up 18% YoY; $2.9 billion in client assets Broker-Dealer/Registered Investment Advisor 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 111 East Wacker Drive, Suite 1900, Chicago, IL 60601 (dollars in millions) 3Q 4Q 1Q 2Q 3Q Net New Client Assets in Brokerage (17.9)$ (9.2)$ 7.9$ (4.2)$ 16.7$ Brokerage and Advisory1 Advisory 32.9 31.8 54.2 41.8 47.8 Total 15.0$ 22.6$ 62.1$ 37.6$ 64.5$ Client Assets in Brokerage and Brokerage 1,412.8$ 1,495.5$ 1,563.5$ 1,626.1$ 1,597.6$ Advisory1 at end of period Advisory 1,040.5 1,141.2 1,046.6 1,302.0 1,307.6 Total 2,453.3$ 2,636.7$ 2,610.1$ 2,928.1$ 2,905.2$ 2022 2023

CNO Financial Group 20 PAC growth across both divisions a result of successful recruiting strategies Exclusive Agent Counts 1 Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Agent and representative counts represent the average of the last 3 months. % Change % Change Consumer 3Q 4Q 1Q 2Q 3Q vs. 2Q23 vs. 3Q22 Producing Field Agents1,3 3,913 3,882 3,985 4,279 4,267 -0.3% 9.0% Registered Agents2,3 688 695 695 695 701 0.9% 1.9% Worksite Producing Field Agents1,3 258 275 288 310 321 3.5% 24.4% 2022 2023

CNO Financial Group 21 NMR reflects stable rates at short durations, rising interest rates at long end offset by tighter credit spreads New Money Rate Walk

CNO Financial Group 22 New Money Summary 3Q General Account New Money Purchases NMR reflects stable rates at short durations, rising interest rates at long end offset by tighter credit spreads $ % GAAP YTM Duration RMBS 144.4 26.1 5.87% 9.35 Municipals 79.2 14.3 5.89% 11.61 Residential Mortgage Loans 68.2 12.3 6.95% 3.28 IG Corp AAA-A 62.1 11.2 5.40% 12.66 Commercial Real Estate 92.6 16.7 5.46% 6.34 ABS 43.6 7.9 6.40% 2.48 CDOS 33.5 6.0 6.41% 4.05 Alternatives 23.8 4.3 6.76% 7.45 IG Corp BBB 6.3 1.1 8.76% 0.05 EM 0.6 0.1 5.71% 3.81 Total 554.4 100% 6.03% 7.74 RMBS 26.1% Municipals 14.3% Residential Mortgage Loans 12.3% IG Corp AAA-A 11.2% Commercial Real Estate 16.7% ABS 7.9% CDOS 6.0% Alternatives 4.3% IG Corp BBB 1.1% EM 0.1%

CNO Financial Group 23 47.7% 20.9% 20.5% 10.3% 0.5% 0.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% >2.00x 1.70x - 2.00x 1.40x - 1.70x 1.15x - 1.40x 1.00x - 1.15x <1.00x 40.6% 20.5% 27.3% 6.5% 3.5% 1.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% < 40% 40-50% 50-60% 60-70% 70-80% >80% Prop Type Avg LTV (%) Apartment 45.44 Industrial 37.31 Mixed Use 46.65 Office 56.92 Other 29.08 Retail 42.61 Commercial Mortgage Loans Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development % o f T ot al A U M LTV We emphasize stabilized cash flowing properties DSCR Our CRE loan portfolio is not significantly exposed to 2024/2025 maturity default risk $0 $10 $20 $30 $40 $50 $60 2023 2024 2025 2026 M at ur iti es (dollars in millions) Apartment 38% Industrial 26% Office 13% Other 8% Retail 15%

CNO Financial Group 24 11% 18% 22% 49% <10 10-15 15-30 >30 $4.4 $5.4 $6.1 $8.6 $12.3 $14.7 $17.2 $21.5 Source: NAIC Loss Scenario Commercial Mortgage-Backed Securities Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenarios Change in CRE Values – NAIC Scenarios BearBull 10% 6% -1% -10% -19% -24% -29% -40% Estimated Life of Portfolio CNO Principal Loss Our CMBS allocation is tilted toward lower risk property types Our CMBS allocation is highly rated - 91% AAA/AA/A categories 86% of our CMBS investments are considered ‘no-loss’ in 2022 NAIC scenario testing Market consistent estimates of collateral losses range from lows of 4% to highs of 8%. 2023 Fed stress test CRE loss rate of 9%. % L os s A bs or bi ng S ub or di na tio n in S tr uc tu re (dollars in millions) AAA $2,020.2 AA+ $83.9 AA $36.2 AA- $171.3 A+ $77.9 A $81.8 A- $83.5 BBB+ $37.8 BBB $40.6 BBB- $23.6 BB+ $43.6 BB $1.8 32% 11% 23% 28% 12% 16% 18% 7% 11% 22% 6% 16% CNO Index Multifamily Office Other

CNO Financial Group 25 New sales (~$30 million annually) focused on short duration products  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 11 months  New business 25% reinsured since 2008 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 12.6% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $162 per day for inforce block Block Highlights  Less than 25% of policies have inflation benefits  2.4% of policies have lifetime benefits and the average non-lifetime benefit period is ~1.5 years  Average attained age is 74.6 years Long-Term Care Insurance Highly differentiated inforce block; prudently managed

CNO Financial Group 26 Value of NOLs and deferred tax assets (DTAs) related to tax strategy Details  Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $207 million @ 10% discount rate ($1.82 on a per share basis).  Life NOLs have been fully utilized. Non- life NOLs are expected to offset 100% of non-life taxable income and 35% of life taxable income through 2023. $345 (dollars in millions) $345 million/$3.02 per diluted share value of NOLs and DTAs related to tax strategy Tax Asset Summary as of September 30, 2023 Non-Life NOLs $100 DTAs related to tax strategy $245

CNO Financial Group 27 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 28 - 43

CNO Financial Group 28 Insurance product margin Annuity 57.0$ -$ 57.0$ Health 123.2 - 123.2 Life 59.8 - 59.8 Total insurance product margin 240.0 - 240.0 Allocated expenses (153.2) - (153.2) Income from insurance products 86.8 - 86.8 Fee income (2.9) - (2.9) Investment income not allocated to product lines 38.4 - 38.4 Expenses not allocated to product lines 7.5 (21.7) (1) (14.2) Operating earnings before taxes 129.8 (21.7) 108.1 Income tax (expense) benefit on operating income (28.5) 4.8 (23.7) Net operating income (2) 101.3$ (16.9)$ 84.4$ Net operating income per diluted share (2) 0.88$ (0.14)$ 0.74$ Three months ended September 30, 2023 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of $21.7 million of legal recoveries, net of expenses and increased legal accruals. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q23 Significant Items

CNO Financial Group 29 Insurance product margin Annuity 50.8$ 3.2$ (1) 54.0$ Health 140.4 (18.3) (1) 122.1 Life 43.3 14.4 (1) 57.7 Total insurance product margin 234.5 (0.7) 233.8 Allocated expenses (149.1) - (149.1) Income from insurance products 85.4 (0.7) 84.7 Fee income 9.2 - 9.2 Investment income not allocated to product lines 25.2 - 25.2 Expenses not allocated to product lines (12.8) (12.8) Operating earnings before taxes 107.0 (0.7) 106.3 Income tax (expense) benefit on operating income (24.1) 0.2 (23.9) Net operating income (2) 82.9$ (0.5)$ 82.4$ Net operating income per diluted share (2) 0.71$ -$ 0.71$ Three months ended December 31, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q22 Significant Items

CNO Financial Group 30 Insurance product margin Annuity 60.1$ -$ 60.1$ Health 125.4 - 125.4 Life 70.2 - 70.2 Total insurance product margin 255.7 - 255.7 Allocated expenses (152.2) - (152.2) Income from insurance products 103.5 - 103.5 Fee income 3.2 - 3.2 Investment income not allocated to product lines 64.6 - 64.6 Expenses not allocated to product lines 2.9 (22.5) (1) (19.6) Operating earnings before taxes 174.2 (22.5) 151.7 Income tax (expense) benefit on operating income (39.1) 5.1 (34.0) Net operating income (2) 135.1$ (17.4)$ 117.7$ Net operating income per diluted share (2) 1.15$ (0.15)$ 1.00$ Three months ended June 30, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of an experience refund of $22.5 million related to a reinsurance agreement. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q22 Significant Items

CNO Financial Group 31 Insurance product margin Annuity 65.6$ 0.7$ (1) 66.3$ Health 126.2 (7.1) (1) 119.1 Life 53.4 3.4 (1) 56.8 Total insurance product margin 245.2 (3.0) 242.2 Allocated expenses (143.3) - (143.3) Income from insurance products 101.9 (3.0) 98.9 Fee income 2.9 - 2.9 Investment income not allocated to product lines 44.4 - 44.4 Expenses not allocated to product lines (17.4) - (17.4) Operating earnings before taxes 131.8 (3.0) 128.8 Income tax (expense) benefit on operating income (28.7) 0.7 (28.0) Net operating income (2) 103.1$ (2.3)$ 100.8$ Net operating income per diluted share (2) 0.83$ (0.02)$ 0.81$ Three months ended December 31, 2021 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 32 and 34 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q21 Significant Items

CNO Financial Group 32 (dollars in millions) * Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss on extinguishment of debt, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table. Quarterly Earnings 3Q22 4Q22 1Q23 2Q23 3Q23 Insurance product margin Annuity 60.1$ 50.8$ 57.3$ 57.1$ 57.0$ Health 123.3 140.4 116.5 108.2 123.2 Life 55.7 43.3 47.4 57.9 59.8 Total insurance product margin 239.1 234.5 221.2 223.2 240.0 Allocated expenses (150.5) (149.1) (157.5) (149.5) (153.2) Income from insurance products 88.6 85.4 63.7 73.7 86.8 Fee income 1.4 9.2 15.5 0.6 (2.9) Investment income not allocated to product lines 27.1 25.2 15.5 28.0 38.4 Expenses not allocated to product lines (16.1) (12.8) (18.3) (21.1) 7.5 Operating earnings before taxes 101.0 107.0 76.4 81.2 129.8 Income tax expense on operating income (23.1) (24.1) (17.8) (18.9) (28.5) Net operating income* 77.9 82.9 58.6 62.3 101.3 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (0.7) (27.2) (12.7) (31.3) (20.1) Net change in market value of investments recognized in earnings (17.0) (9.0) (1.9) (4.0) (9.2) Changes in fair value of embedded derivative liabilities and market risk benefits 130.6 (16.4) (65.1) 50.4 109.4 Fair value changes related to agent deferred compensation plan 12.0 0.2 - - 6.8 Other 2.0 (6.1) 2.3 (0.2) (1.1) Non-operating income (loss) before taxes 126.9 (58.5) (77.4) 14.9 85.8 Income tax (expense) benefit on non-operating income (loss) (28.9) 13.6 18.0 (3.5) (19.8) Net non-operating income (loss) 98.0 (44.9) (59.4) 11.4 66.0 Net income (loss) 175.9$ 38.0$ (0.8)$ 73.7$ 167.3$

CNO Financial Group 33 Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals.

CNO Financial Group 34 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Net income (loss) applicable to common stock 175.9$ 38.0$ (0.8)$ 73.7$ 167.3$ Non-operating items: Net realized investment (gains) losses from sales and impairments 0.7 27.2 12.7 31.3 20.1 Net change in market value of investments recognized in earnings 17.0 9.0 1.9 4.0 9.2 Changes in fair value of embedded derivative liabilities and market risk benefits (130.6) 16.4 65.1 (50.4) (109.4) Fair value changes related to the agent deferred compensation plan (12.0) (0.2) - - (6.8) Other (2.0) 6.1 (2.3) 0.2 1.1 Non-operating (income) loss before taxes (126.9) 58.5 77.4 (14.9) (85.8) Income tax expense (benefit) on non-operating income 28.9 (13.6) (18.0) 3.5 19.8 Net non-operating (income) loss (98.0) 44.9 59.4 (11.4) (66.0) Net operating income (a non-GAAP financial measure) 77.9$ 82.9$ 58.6$ 62.3$ 101.3$ Per diluted share: Net income (loss) 1.52$ 0.33$ (0.01)$ 0.64$ 1.46$ Net realized investment (gains) losses from sales and impairments (net of taxes) - 0.18 0.09 0.21 0.14 Net change in market value of investments recognized in earnings (net of taxes) 0.11 0.06 0.01 0.02 0.06 Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) (0.87) 0.10 0.44 (0.33) (0.74) Fair value changes related to the agent deferred compensation plan (net of taxes) (0.08) - - - (0.05) Other (0.01) 0.04 (0.02) - 0.01 Net operating income (a non-GAAP financial measure) 0.67$ 0.71$ 0.51$ 0.54$ 0.88$

CNO Financial Group 35 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Operating income 77.9$ 82.9$ 58.6$ 62.3$ 101.3$ Weighted average shares outstanding for basic earnings per share 114,354 114,422 114,545 114,273 112,689 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 1,574 2,231 - 1,377 1,773 Weighted average shares outstanding for diluted earnings per share 115,928 116,653 114,545 115,650 114,462 Net operating income per diluted share 0.67$ 0.71$ 0.51$ 0.54$ 0.88$ (a) (a) Equivalent common shares of 2,182.5 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q23.

CNO Financial Group 36 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Total shareholders' equity 1,863.4$ 1,768.8$ 2,031.8$ 1,995.8$ 1,890.1$ Shares outstanding for the period 114,367,345 114,343,070 114,905,172 113,673,882 112,163,169 Book value per share 16.29$ 15.47$ 17.68$ 17.56$ 16.85$ Total shareholders' equity 1,863.4$ 1,768.8$ 2,031.8$ 1,995.8$ 1,890.1$ Accumulated other comprehensive loss (1,837.8) (1,957.3) (1,664.4) (1,733.5) (1,956.7) Adjusted shareholders' equity excluding AOCI 3,701.2$ 3,726.1$ 3,696.2$ 3,729.3$ 3,846.8$ Shares outstanding for the period 114,367,345 114,343,070 114,905,172 113,673,882 112,163,169 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,603,295 2,499,071 1,270,836 1,629,412 1,811,501 Diluted shares outstanding 115,970,640 116,842,141 116,176,008 115,303,294 113,974,670 Book value per diluted share (a non-GAAP measure) 31.91$ 31.89$ 31.82$ 32.34$ 33.75$

CNO Financial Group 37 Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group 38 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Operating income 380.6$ 360.4$ 354.5$ 281.7$ 305.1$ Operating income, excluding significant items 360.9$ 342.5$ 336.6$ 281.2$ 287.7$ Net income 749.8$ 630.6$ 446.4$ 286.8$ 278.2$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,197.4$ 3,323.3$ 3,434.8$ 3,519.3$ 3,582.8$ Average common shareholders' equity 2,840.4$ 2,384.1$ 2,046.3$ 1,931.5$ 1,918.3$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 11.9% 10.8% 10.3% 8.0% 8.5% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 11.3% 10.3% 9.8% 8.0% 8.0% Return on equity 26.4% 26.5% 21.8% 14.8% 14.5% Twelve Months Ended

CNO Financial Group 39 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in prior press releases. (Continued on next page) Information Related to Certain Non-GAAP Financial Measures Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 4Q21 103.1$ (2.3)$ 100.8$ 410.0$ 157.2$ 570.3$ 1Q22 64.5 - 64.5 373.2 183.4 491.7 2Q22 135.1 (17.4) 117.7 393.4 233.3 677.3 3Q22 77.9 - 77.9 360.9 175.9 749.8 4Q22 82.9 (0.5) 82.4 342.5 38.0 630.6 1Q23 58.6 - 58.6 336.6 (0.8) 446.4 2Q23 62.3 - 62.3 281.2 73.7 286.8 3Q23 101.3 (16.9) 84.4 287.7 167.3 278.2

CNO Financial Group 40 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Pre-tax operating earnings (a non-GAAP financial measure) 491.5$ 466.7$ 458.6$ 365.6$ 394.4$ Income tax expense (110.9) (106.3) (104.1) (83.9) (89.3) Operating return 380.6 360.4 354.5 281.7 305.1 Non-operating items: Net realized investment losses from sales and impairments (30.0) (62.2) (67.7) (71.9) (91.3) Net change in market value of investments recognized in earnings (76.3) (73.2) (49.6) (31.9) (24.1) Changes in fair value of embedded derivative liabilities and market risk benefits 535.3 440.2 209.7 99.5 78.3 Fair value changes and amendment related to the agent deferred compensation plan 44.4 48.9 26.2 12.2 7.0 Other 4.1 (3.9) (2.0) (2.0) (5.1) Non-operating income (loss) before taxes 477.5 349.8 116.6 5.9 (35.2) Income tax (expense) benefit on non-operating income (loss) (108.3) (79.6) (24.7) (0.8) 8.3 Net non-operating income (loss) 369.2 270.2 91.9 5.1 (26.9) Net income 749.8$ 630.6$ 446.4$ 286.8$ 278.2$ Twelve Months Ended

CNO Financial Group 41 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,003.2$ 2,989.0$ 2,993.3$ 3,067.3$ Net operating loss carryforwards 323.1 292.9 266.9 243.7 Accumulated other comprehensive income 73.1 306.7 337.5 373.7 Common shareholders' equity 3,399.4$ 3,588.6$ 3,597.7$ 3,684.7$ 1Q22 2Q22 3Q22 4Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,141.7$ 3,329.0$ 3,510.3$ 3,557.1$ Net operating loss carryforwards 238.2 214.7 190.9 169.0 Accumulated other comprehensive loss (561.5) (1,415.8) (1,837.8) (1,957.3) Common shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 1Q23 2Q23 3Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ Net operating loss carryforwards 152.4 126.3 102.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$

CNO Financial Group 42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 3Q22 4Q22 1Q23 2Q23 3Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,197.4$ 3,323.3$ 3,434.8$ 3,519.3$ 3,582.8$ Net operating loss carryforwards 231.4 212.5 192.5 170.7 148.6 Accumulated other comprehensive income (loss) (588.4) (1,151.7) (1,581.0) (1,758.5) (1,813.1) Common shareholders' equity 2,840.4$ 2,384.1$ 2,046.3$ 1,931.5$ 1,918.3$ Trailing Four Quarter Average

CNO Financial Group 43 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 2021 2022 1Q23 2Q23 3Q23 Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ 1,139.7$ 1,140.1$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 1,995.8 1,890.1 Total capital 4,822.0$ 2,907.6$ 3,171.0$ 3,135.5$ 3,030.2$ Corporate debt to capital 23.6% 39.2% 35.9% 36.3% 37.6% Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ 1,139.7$ 1,140.1$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 1,995.8 1,890.1 Less accumulated other comprehensive (income) loss (373.7) 1,957.3 1,664.4 1,733.5 1,956.7 Total capital 4,448.3$ 4,864.9$ 4,835.4$ 4,869.0$ 4,986.9$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 25.6% 23.4% 23.6% 23.4% 22.9%